UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 15, 2004
                                 --------------

                              I.Q. BIOMETRIX, INC.
              --------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                    0-24001                76-0552098
      ---------------------------       ----------              ------------
     (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)            File Number)         Identification No.)

     39111 PASEO PADRE PARKWAY, FREMONT, CALIFORNIA                 94538
     ----------------------------------------------                --------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code              (510) 795-2903

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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

On April 15, 2004, I.Q. Biometrix, Inc. and Wherify Wireless, Inc. issued a joint press release announcing the signing of a definitive agreement under which I.Q. Biometrix, Inc. and Wherify Wireless, Inc. will merge. This press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

2.1   Agreement and Plan of Merger dated April 14, 2004.
99.1 Press release announcing the signing of a definitive agreement under which I.Q. Biometrix, Inc. will acquire Wherify Wireless, Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


I.Q. BIOMETRIX, INC.

/s/ WILLIAM B. G. SCIGLIANO
---------------------------
William B. G. Scigliano

President and Chief Executive Officer

Date: April 15, 2004